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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 18, 2000, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Maxygen, Inc. for the registration of 1,725,000 shares of its common stock.


                                                  /s/ Ernst & Young LLP

Palo Alto, California
March 9, 2000